Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Second Quarter 2022 Results JULY 27, 2022

Blackstone |Blackstone Mortgage Trust, Inc. 1 BXMT HIGHLIGHTS ▪ 2Q EPS of $0.55; Distributable EPS(1) of $0.67 with strong earnings momentum driven by floating-rate, performing senior loan portfolio ▪ Strategically positioned for opportunistic market environment with strong liquidity and diversified, well-structured balance sheet Consistent, disciplined focus on low-leverage loans to strong sponsors Attractive capital markets executions enhance structure and cost of capital Robust portfolio growth generates increased earnings momentum Robust Earnings Protected Credit Fortified Balance Sheet $0.67 2Q Distributable EPS(1) +11% YoY LTM Distributable EPS(1) 64% w.a. origination LTV(3) 100% interest collections $1.5B liquidity $2.4B 2Q new financing capacity Continued access to diverse sources of capital on favorable terms Well-insulated basis in high quality assets owned by strong, institutional sponsors Fully-scaled $26.5 billion(2) portfolio positively correlated to rising rates (1) YoY LTM GAAP EPS of (6)%; see Appendix for a definition and reconciliation to GAAP net income. (2) Includes $1.5 billion of Non-Consolidated Senior Interests. (3) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.

Blackstone |Blackstone Mortgage Trust, Inc. 2 SECOND QUARTER RESULTS (1) See Appendix for a definition and reconciliation to GAAP net income. (2) Reflects the earnings impact, net of incentive fees, of an increase in the various floating-rate indices referenced by our portfolio as of June 30, 2022, assuming no change in credit spreads, portfolio composition, or asset performance. (3) Includes $1.5 billion of Non-Consolidated Senior Interests. (4) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT. Earnings ▪ 2Q GAAP basic earnings per basic share of $0.55 and Distributable Earnings(1) per share of $0.67; paid $0.62 per share dividend, 108% dividend coverage in 2Q ▪ 99.9% floating rate portfolio positioned to create inflation-protected earnings stream positively correlated to rising rates ▪ A 100bps increase in base rates from the 2Q average would generate $0.15 per share of incremental earnings annually from the current portfolio(2) Investments ▪ 2Q originations of $3.0 billion backed by top sponsors and high-quality assets, in high-conviction sectors such as travel and leisure, multifamily, industrial, and new-build office ▪ Continued portfolio growth, with $2.8 billion of loan fundings driving a net $1.4 billion increase in investments outstanding ▪ 2Q originations averaged 59% LTV with a $313 million average loan size Portfolio ▪ Strong execution across a variety of asset-level financing sources, with $1.0 billion of additional credit facility capacity and $897 million of syndications ▪ Raised $500 million, 7-year Term Loan B; stable corporate debt structure with minimal near- term maturities ▪ Well-positioned to capture opportunities in the current investment environment, with quarter- end liquidity of $1.5 billion Capitalization ▪ $26.5 billion senior loan portfolio(3) secured by institutional quality real estate, with a weighted average origination LTV(4) of 64% ▪ Collateral assets with transitional value-add business plans continue to be well-positioned for NOI growth in an inflationary, higher rate environment ▪ Consistent credit with no risk rating downgrades and 100% interest collections

EARNINGS

- Rising rates accelerated earnings power of floating-rate loan portfolio, resulting in significant earnings growth
- Positive earnings correlation to rising rates; an increase in base rates of 100bps generates an incremental $0.15 of earnings per share annually[1]

Earnings Per Share[2]


$0.62
$0.67
1Q 2022
2Q 2022

	1Q 2022	2Q 2022
GAAP EPS	$0.59	$0.55

Earnings Sensitivity to Rising Rates[1]

Annual Incremental EPS on Net Floating Rate Portfolio


2Q 2022 Avg. LIBOR: 1.02%
6/30/22 Spot LIBOR: 1.79%
+$0.05
+$0.15
+$0.26
+$0.38
2Q 2022(3)
+0.50%
+1.00%
+1.50%
+2.00%
Change in Floating Base Rate Indices

(1) Reflects the earnings impact, net of incentive fees, of an increase in the various floating-rate indices referenced by our portfolio as of June 30, 2022, assuming no change in credit spreads, portfolio composition, or asset performance.
(2) Reflects Distributable Earnings per share. See Appendix for a definition and reconciliation to GAAP net income.
(3) Represents respective average indices for the three months ended June 30, 2022; average 1M USD LIBOR was 1.02% and 1M SOFR was 0.93%.

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Blackstone |Blackstone Mortgage Trust, Inc. 55% 54% 41% 11% 13% 25% 17% 17% 19% 64% 65% 64% -200% -150% -100% -50% 0% 50% 100% 0% 20% 40% 60% 80% 100% 120% 6/30/2020 6/30/2021 6/30/2022 Originations 59% LTV(1) Repayments 37% 40% 12% 11% Portfolio Composition 4 INVESTMENTS ▪ Investments concentrated in high-conviction sectors well-positioned to capture NOI growth in an inflationary environment, including hospitality, industrial, multifamily, and new-build office ▪ Consistent focus on low-leverage lending, with 2Q originations averaging 59% LTV 2Q Portfolio Activity (1) Reflects weighted average LTV as of the date investments were originated or acquired by BXMT. Weighted Average LTV (1) $18.0B $19.2B $26.5B Office Hospitality OtherMultifamily $1.4B 50% 27% 15% 7% 1% $3.0B Industrial 66% LTV(1)

Blackstone |Blackstone Mortgage Trust, Inc. Office 41% Multi 25% Hospitality 19% Industrial 6% Retail 4% Other Property 5% $26.5B portfolio HI, 2% DC 1% TX 7% NY 17% NV 2% MA 2% IL 2% GA 3% FL 6% CA 15% VA, 1% AZ 2% CO 1% 5 PORTFOLIO (1) States comprising less than 1% of total loan portfolio are excluded. Collateral DiversificationMajor Market Focus(1) ES 5% IE, 4% UK, 12% SE, 2% AU 6% ▪ Fully-scaled portfolio of 205 loans secured by institutional assets, with growth-oriented transitional business plans well positioned for an inflationary environment Sunbelt 26% Northeast 21% West 17% Midwest 4% Northwest 1% Western Europe 13% UK 12% Australia 6% $26.5B portfolio 91% Class A

Blackstone |Blackstone Mortgage Trust, Inc. 6 CAPITALIZATION ▪ Diversified balance sheet affords strong execution across a variety of financing markets ▪ Long-dated maturity schedule, with only $220 million of debt maturities prior to 2026 2Q Financing Activity Corporate Debt Maturities(1) $1.0B credit facility capacity upsized across 3 lenders $1.6B asset financings closed across 7 credit facility lenders $897mm syndications closed across 3 loans $500mm 7-year Term Loan B $1.5B current liquidity $0.2B $0.3B $1.3B $0.5B $0.4B 2022 2023 2024 2025 2026 2027+ Convertible Notes Term Loan B Senior Secured Notes (1) Excludes $18.7 million per annum of scheduled amortization payments under the Term Loan B.

Blackstone |Blackstone Mortgage Trust, Inc. Appendix 7

Blackstone |Blackstone Mortgage Trust, Inc. $25.1 $26.5 $2.8 $1.4 1Q ’22 Loans Outstanding Fundings Repayments 2Q ’22 Loans Outstanding (1) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. (2) Adjusted to reflect $499 million of non-cash fluctuations in foreign currency rates during the period for comparability to our total loan portfolio as of June 30, 2022. (3) Includes $1.5 billion of Non-Consolidated Senior Interests. GAAP Net Income Adjustments Distributable Earnings Interest income $283.7 $ - $283.7 Interest expense (136.6) (0.1) (136.7) Management and incentive fees (27.1) - (27.1) General and administrative expenses and taxes (4.7) - (4.7) Increase in current expected credit loss reserve (13.0) 13.0 - Non-cash compensation (8.4) 8.4 - Realized hedging and foreign currency loss, net (1) - (0.8) (0.8) Net income attributable to non- controlling interests (0.6) (0.1) (0.7) Total $93.3 $20.4 $113.7 8 APPENDIX Net Fundings ($ in billions) 2Q 2022 Operating Results ($ in millions) $0.55 net income per share $0.67 distributable earnings per share (3)(2)(3)

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date[1]	Total Loan[2]	Principal Balance[2]	Net Book Value	Cash Coupon	All-in Yield	Maximum Maturity[3]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[1]
Loan 1	Senior Loan	8/14/2019	$ 1,141	$ 1,040	$ 1,036	+ 2.59 %	+ 3.22 %	12/23/2024	Dublin - IE	Office	$381 / sqft	74 %
Loan 2	Senior Loan	6/24/2022	913	913	904	+ 4.75 %	+ 5.07 %	6/21/2029	Diversified - AU	Hospitality	$416 / sqft	59 %
Loan 3	Senior Loan	4/9/2018	1,487	702	692	+ 4.81 %	+ 5.68 %	6/9/2025	New York	Office	$525 / sqft	48 %
Loan 4	Senior Loan[2]	12/9/2021	770	685	393	+ 2.65 %	+ 2.82 %	12/9/2026	New York	Mixed-Use	$226 / sqft	50 %
Loan 5	Senior Loan	3/22/2018	683	683	682	+ 3.25 %	+ 3.31 %	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71 %
Loan 6	Senior Loan[2]	8/7/2019	746	593	119	+ 3.12 %	+ 3.60 %	9/9/2025	Los Angeles	Office	$401 / sqft	59 %
Loan 7	Senior Loan	3/30/2021	486	486	482	+ 3.20 %	+ 3.41 %	5/15/2026	Diversified - SE	Industrial	$90 / sqft	76 %
Loan 8	Senior Loan[2]	12/17/2021	448	440	88	+ 3.95 %	+ 4.35 %	1/9/2026	Diversified - US	Other	$13,716 / unit	61 %
Loan 9	Senior Loan	8/22/2018	363	363	363	+ 3.15 %	+ 3.28 %	8/9/2023	Maui	Hospitality	$471,391 / key	61 %
Loan 10	Senior Loan	7/23/2021	500	348	343	+ 4.00 %	+ 4.44 %	8/9/2027	New York	Multi	$467,033 / unit	58 %
Loan 11	Senior Loan	4/11/2018	355	345	344	+ 2.85 %	+ 3.10 %	5/1/2023	New York	Office	$437 / sqft	71 %
Loan 12	Senior Loan[2]	11/22/2019	470	328	65	+ 3.70 %	+ 4.17 %	12/9/2025	Los Angeles	Office	$328 / sqft	69 %
Loan 13	Senior Loan	9/23/2019	367	328	326	+ 3.00 %	+ 3.22 %	11/15/2024	Diversified - Spain	Hospitality	$179,097 / key	62 %
Loan 14	Senior Loan	10/25/2021	311	311	308	+ 4.30 %	+ 4.62 %	10/25/2024	Diversified - AU	Hospitality	$153,098 / key	56 %
Loan 15	Senior Loan	5/6/2022	305	305	302	+ 3.50 %	+ 3.79 %	5/6/2027	Diversified - UK	Industrial	$95 / sqft	53 %
Loans 16 - 205	Senior Loans[2][4]	Various	22,468	18,641	18,387	+ 3.20 %	+ 3.55 %	Various	Various	Various	Various	65 %
CECL reserve					(133)							
Total/Wtd. avg.			$ 31,811	$ 26,509	$ 24,699	+ 3.29 %	+ 3.65 %	3.5 yrs				64 %

(1) Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(2) Includes $1.5 billion of Non-Consolidated Senior Interests.
(3) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(4) Includes one loan accounted for under the cost-recovery method.

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) June 30, 2022 December 31, 2021 Assets Cash and cash equivalents $283,580 $551,154 Loans receivable 24,831,546 22,003,017 Current expected credit loss reserve (133,024) (124,679) Loans receivable, net $24,698,522 $21,878,338 Other assets 461,145 273,797 Total assets $25,443,247 $22,703,289 Liabilities and equity Secured debt, net $13,905,949 $12,280,042 Securitized debt obligations, net 2,841,901 2,838,062 Asset-specific debt, net 860,007 393,824 Loan participations sold, net 225,884 — Term loans, net 1,809,942 1,327,406 Senior secured notes, net 394,562 394,010 Convertible notes, net 512,994 619,876 Other liabilities 229,021 231,358 Total liabilities $20,780,260 $18,084,578 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,703 $1,682 Additional paid-in capital 5,440,364 5,373,029 Accumulated other comprehensive income 7,078 8,308 Accumulated deficit (811,554) (794,832) Total Blackstone Mortgage Trust, Inc. stockholdersʼ equity $4,637,591 $4,588,187 Non-controlling interests 25,396 30,524 Total equity $4,662,987 $4,618,711 Total liabilities and equity $25,443,247 $22,703,289

Blackstone |Blackstone Mortgage Trust, Inc. 2022 2021 2022 2021 Income from loans and other investments Interest and related income $283,687 $196,303 $518,119 $383,827 Less: Interest and related expenses 136,619 82,352 237,333 160,723 Income from loans and other investments, net $147,068 $113,951 $280,786 $223,104 Other expenses Management and incentive fees $27,065 $21,545 $50,551 $40,752 General and administrative expenses 12,409 10,669 24,769 21,267 Total other expenses $39,474 $32,214 $75,320 $62,019 (Increase) decrease in current expected credit loss reserve (12,983) 50,906 (10,446) 52,199 Income before income taxes $94,611 $132,643 $195,020 $213,284 Income tax provision 746 175 892 276 Net income $93,865 $132,468 $194,128 $213,008 Net income attributable to non-controlling interests (615) (873) (1,191) (1,511) Net income attributable to Blackstone Mortgage Trust, Inc. $93,250 $131,595 $192,937 $211,497 Per share information (basic) Net income per share of common stock, basic $0.55 $0.89 $1.14 $1.44 Weighted-average shares of common stock outstanding, basic 170,665,601 147,342,822 169,963,730 147,339,895 Per share information (diluted) Net income per share of common stock, diluted $0.54 $0.89 $1.12 $1.44 Weighted-average shares of common stock outstanding, diluted 185,009,805 147,342,822 180,332,341 147,339,895 Three Months Ended June 30, Six Months Ended June 30, APPENDIX 11 Consolidated Statements of Operations ($ in thousands, except per share data)

Blackstone |Blackstone Mortgage Trust, Inc. June 30, 2022 March 31, 2022 Net income (1) $93,250 $99,687 Weighted-average shares outstanding, basic 170,666 169,254 Per share amount, basic $0.55 $0.59 Diluted earnings $99,163 $102,087 Weighted-average shares outstanding, diluted 185,010 175,603 Per share amount, diluted $0.54 $0.58 Three Months Ended June 30, 2022 March 31, 2022 Net income (1) $93,250 $99,687 Increase (decrease) in current expected credit loss reserve 12,983 (2,537) Non-cash compensation expense 8,418 8,650 Realized hedging and foreign currency loss, net (2) (829) (200) Other items (65) (30) Adjustments attributable to non-controlling interests, net (46) (4) Distributable Earnings $113,711 $105,566 Weighted-average shares outstanding, basic 170,666 169,254 Distributable Earnings per share, basic $0.67 $0.62 Three Months Ended June 30, 2022 March 31, 2022 Stockholders' equity $4,637,591 $4,642,938 Shares Class A common stock 170,295 170,283 Deferred stock units 391 371 Total outstanding 170,686 170,654 Book value per share $27.17 $27.21 Three Months Ended (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Distributable Earnings Reconciliation Book Value per Share Earnings per Share

APPENDIX

Reconciliation of Net Income to Distributable Earnings

(in thousands, except per share data)

	LTM	Three Months Ended,			
	Jun 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
Net income[1]	$400,634	$93,250	$99,687	$123,940	$83,757
Charge-offs of current expected credit loss reserve[2]	(14,427)	–	–	(14,427)	–
Increase (decrease) in current expected credit loss reserve	22,781	12,983	(2,537)	9,568	2,767
Non-cash compensation expense	32,611	8,418	8,650	7,463	8,080
Realized hedging and foreign currency loss, net[3]	(2,465)	(829)	(200)	(668)	(768)
Other items	141	(65)	(30)	120	116
Adjustments attributable to non-controlling interests, net	(119)	(46)	(4)	(30)	(39)
Distributable Earnings	**$439,156**	**$113,711**	**$105,566**	**$125,966**	**$93,913**
Weighted-average shares outstanding, basic	162,741	170,666	169,254	162,057	149,215
Net income per share, basic	**$2.46**	**$0.55**	**$0.59**	**$0.76**	**$0.56**
Distributable Earnings per share, basic	**$2.70**	**$0.67**	**$0.62**	**$0.78**	**$0.63**

	LTM	Three Months Ended,			
	Jun 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
Net income[1]	$384,973	$131,595	$79,902	$83,616	$89,860
Decrease in current expected credit loss reserve	(64,067)	(50,906)	(1,293)	(5,813)	(6,055)
Non-cash compensation expense	33,308	8,020	8,085	8,554	8,649
Realized hedging and foreign currency income (loss), net[3]	1,491	744	172	582	(7)
Other items	1,005	194	130	921	(240)
Adjustments attributable to non-controlling interests, net	418	248	(47)	74	143
Distributable Earnings	**$357,128**	**$89,895**	**$86,949**	**$87,934**	**$92,350**
Weighted-average shares outstanding, basic	146,957	147,343	147,337	146,675	146,485
Net income per share, basic	**$2.61**	**$0.89**	**$0.54**	**$0.57**	**$0.61**
Distributable Earnings per share, basic	**$2.43**	**$0.61**	**$0.59**	**$0.60**	**$0.63**

(1) Represents net income attributable to Blackstone Mortgage Trust, Inc.
(2) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve.
(3) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.

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Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 14 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by our Manager, subject to approval by a majority of our independent directors. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our class A common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. Distributable Earnings mirrors the terms of our management agreement between our Manager and us for purposes of calculating our incentive fee expense. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS 15 This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.